WESTCORE TRUST

Supplement dated October 27, 2016 to the Westcore Equity and Bond Funds Prospectus, dated April 29, 2016, as supplemented May 9, 2016 and August 29, 2016, and the Summary Prospectus for the Westcore Select Fund, dated April 29, 2016.

Denver Investments will be repositioning the Westcore Select Fund at the end of 2016. This decision follows the announcement that the Fund’s portfolio manager, Craig W. Juran, CFA, intends to retire from the firm.

IMPORTANT NOTICE REGARDING CHANGE IN NAME, INVESTMENT OBJECTIVE AND STRATEGY

Westcore Select Fund

Denver Investments (the “Adviser”), the Fund’s investment manager, has recommended, and your Fund’s Board of Trustees has approved, the following changes that will be implemented effective December 27, 2016.

The Fund’s name will be changed to the Westcore Small-Cap Growth Fund II.

The Fund’s investment objective will be changed to long-term capital appreciation by investing primarily in small-capitalization growth companies.

The Fund’s principal investment strategies will be as follows:

•	The Fund emphasizes investments in small companies that the portfolio management team believes to have attractive growth prospects for earnings and/or cash flows.
•	Under normal circumstances, the Fund invests at least eighty percent (80%) of the value of its net assets plus any borrowings for investment purposes in small-capitalization companies.
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The Fund currently considers “small-capitalization companies” to be those included in, or similar in size to, those included in its benchmark index, the Russell 2000® Growth Index, at the time of purchase. As of the most recent “reconstitution” of the benchmark index on June 30, 2016 the benchmark capitalization range was $55.5 million to $4.2 billion. As of September 30, 2016, the weighted average market capitalization of the benchmark index was approximately $2.0 billion. Please note that these market capitalization measures will fluctuate over time.

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The team implements an investment strategy primarily through independent “bottom-up” fundamental research. The team constructs a portfolio designed to generate alpha, or risk-adjusted excess return relative to the Fund’s benchmark, primarily through stock selection.

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The team uses a proprietary discounted cash flow (DCF) model for purposes of valuing and generating price targets for individual stocks. The DCF model is utilized for two primary purposes – to understand what assumptions are implied in a stock’s current price, and to generate an expected value for each stock, based on the team’s internally generated forecasts.

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With respect to portfolio structure, the team typically maintains exposure to most sectors within the benchmark; however, with an active management process, there will be variances in sector exposure relative to the benchmark index. The team maintains guidelines to monitor this variance.

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The Fund expects to only invest in securities of companies whose stock is traded on U.S. markets, including depository receipts or shares issued by companies incorporated outside of the United States (e.g., ADRs).

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Stocks may be sold when conditions have changed and the company’s prospects are no longer attractive, its stock price has achieved the team’s valuation target, certain objective criteria are met or better relative investment opportunities have been identified.

The Fund’s benchmark will change to the Russell 2000® Growth Index.

The Fund will be managed by Mr. Brian C. Fitzsimons, CFA, Portfolio Manager and Director of Small-Cap Growth Research, Mr. Mitch S. Begun, CFA, Portfolio Manager, and Mr. Adam C. Bliss, Portfolio Manager, who are all members of the Small-Cap Growth team.

An updated summary prospectus will be mailed to shareholders prior to the effective date of the change, and an updated statutory prospectus and statement of additional information will be available upon request.